                                                            January 12, 1995


             J.P. Morgan reports 1994 and fourth quarter results

   J.P. Morgan & Co. Incorporated reported 1994 net income of $1.215 billion, 29% lower than the $1.723 billion earned in 1993, before the cumulative effect of an accounting change. Earnings per share on the same basis were $6.02 for 1994 compared with $8.48 a year earlier.
   In the 1994 fourth quarter, net income was $193 million, down 51% from the $392 million earned in the fourth quarter of 1993. Earnings per share for the fourth quarter of 1994 were $0.96, compared with $1.92 in 1993's final quarter.
   Douglas A. Warner III, chairman, said: "The depth and diversity of our business helped Morgan weather a difficult year in world markets well. We begin 1995 with a clear focus on providing superior service to clients with complex financial needs _ our long-standing strategy. And we are intent on achieving disciplined growth in our global business."


SUMMARY OF EARNINGS

                                    Year               Fourth quarter
($ in millions, except per share data)   1994         1993      1994  1993
_____________________________________________________________________________
_____
Net interest revenue        $ 1,981   $ 1,772        $ 518   $   477
Noninterest revenue           3,536     4,499          710     1,158
Operating expenses          (3,692)   (3,580)        (963)   (1,023)
Income taxes                  (610)     (968)         (72)     (220)
_____________________________________________________________________________
_____
Income before cumulative effect
 of accounting change         1,215     1,723          193       392
Cumulative effect of accounting
 change                          --     (137)           --        --
_____________________________________________________________________________
_____
Net income                    1,215     1,586          193       392
_____________________________________________________________________________
_____

PER COMMON SHARE
                                    Year               Fourth quarter
                               1994      1993         1994      1993
_____________________________________________________________________________
_____
Income before cumulative effect
 of accounting change         $6.02    $ 8.48        $0.96     $1.92
Cumulative effect of accounting
 change                          --    (0.68)           --        --
_____________________________________________________________________________
_____
Net income                     6.02      7.80         0.96      1.92
_____________________________________________________________________________
_____

Dividends declared            $2.79     $2.48        $0.75     $0.68
_____________________________________________________________________________
_____

SUMMARY OF RESULTS IN 1994:
- -Total revenue declined 12% to $5.517 billion from $6.271 billion in 1993.
- - Noninterest revenue was $3.536 billion, down 21% from $4.499 billion in 1993.
  _ Trading revenue totaled $1.019 billion, 51% lower than the $2.059 billion in 1993. Debt instrument trading revenue declined sharply, but activity in swaps and other interest rate contracts continued to produce good results.
  _  Corporate finance revenue was down 18% to $434 million from $532 million in 1993, reflecting lower underwriting activity.
  _  Credit-related fees declined to $204 million from $224 million.
  _ Gains were recorded in investment management and operational service fees. Investment management fees rose 11% to $517 million from $464 million on an increase in assets under management. Operational service fees rose 11% to $546 million from $491 million in 1993.
  _  Net investment securities gains were $122 million; gains in 1993 totaled $323 million.
  _ Other revenue totaled $694 million, mostly attributable to the realization of gains on equity investment securities. This compared with other revenue of $406 million in 1993.
- -Net interest revenue rose 12% to $1.981 billion from $1.772 billion in 1993, largely due to higher trading-related interest results.
- - Operating expenses rose slightly to $3.692 billion from $3.580 billion in 1993.

SUMMARY OF RESULTS IN THE 1994 FOURTH QUARTER:
- -    Total revenue declined 25% to $1.228 billion from $1.635 billion in the year-earlier quarter.
- - Noninterest revenue was $710 million, down 39% from the year-earlier quarter's $1.158 billion.
  _  Trading revenue declined to $153 million from $606 million in the strong 1993 fourth quarter.
  _  Corporate finance revenue declined to $122 million from $158 million.
  _  Credit-related fees declined to $44 million from $57 million.
  _  Investment management fees rose to $130 million from $123 million.
  _  Operational service fees were $127 million compared with $132 million.
  _  Net investment securities gains were $23 million; gains in 1993's fourth quarter were $32 million.
  _  Other revenue was $111 million compared with $50 million.
- -Net interest revenue rose 9% to $518 million from $477 million in the 1993 final quarter.
- - Operating expenses declined 6% to $963 million from $1.023 billion in 1993's fourth quarter.
                                 #    #    #
   The remainder of this release contains supplementary information on specific areas of the results, a financial summary, and consolidated financial statements.

NET INTEREST REVENUE
     Net interest revenue rose 12% to $1.981 billion in 1994 from $1.772 billion in 1993, principally due to higher trading-related net interest revenue. Excluding a total of $116 million in past due interest on Brazilian and Argentine assets and interest on income tax refunds, net interest revenue for the year was $1.865 billion. This figure compares with $1.571 billion earned in 1993, excluding $201 million related to past due interest on Brazilian and Argentine assets.
     Net interest revenue in the fourth quarter totaled $518 million, 9% higher than the $477 million in the year-earlier quarter. The 1993 fourth quarter amount included $107 million of past due interest from Argentina, received as part of the restructuring of that country's debt. Excluding this item, net interest revenue in the 1994 fourth quarter increased 40% from the 1993 fourth quarter, reflecting higher trading-related net interest revenue.

AVERAGE INTEREST-EARNING ASSETS AND YIELDS
                                    Year               Fourth quarter
                                1994      1993        1994      1993
_____________________________________________________________________________
_____
Average interest-earning assets
 ($ in billions)              $134.4    $126.9      $137.3    $129.7
Net yield                      1.56%     1.51%       1.59%     1.55%


NONINTEREST REVENUE
                                    Year             Fourth quarter
($ in millions)                1994      1993         1994      1993
_____________________________________________________________________________
_____
Trading revenue             $ 1,019  $  2,059         $153      $606
Corporate finance revenue       434       532          122       158
Credit-related fees             204       224           44        57
Investment management fees      517       464          130       123
Operational service fees        546       491          127       132
Net investment securities
   gains                        122       323           23        32
Other revenue                   694       406          111        50
_____________________________________________________________________________
_____

Total noninterest revenue     3,536     4,499          710     1,158
_____________________________________________________________________________
_____

   Total noninterest revenue in 1994 was $3.536 billion, down 21% from $4.499 billion in 1993, primarily due to lower trading results. Total noninterest revenue in the 1994 fourth quarter was $710 million, down 39% from the year-earlier quarter's $1.158 billion.
   Trading revenue in 1994 declined 51% to $1.019 billion from $2.059 billion in 1993, which was an exceptionally strong year. Lower revenue from debt instrument trading accounted for most of the decline. Swaps and other interest rate contracts remained significant contributors to revenue, benefiting from continued client demand for risk-management products. (For details, see table of trading revenue by principal markets on page 19.) Trading revenue does not include net interest revenue derived from the firm's trading activities of approximately $300 million in 1994, up from $142 million in 1993. Trading-related net interest revenue was primarily attributable to debt instruments.
   Trading revenue in the 1994 fourth quarter declined 75% to $153 million from $606 million in the year-earlier quarter, which included exceptional results in trading of emerging market debt instruments. The 1994 fourth quarter results include losses on debt instrument trading. Lower revenue was posted for trading in equities, commodities, and other instruments. Revenue from swaps and other interest rate contracts was even with the strong 1993 fourth quarter, while revenue from foreign exchange trading rose from the year-earlier period. Trading revenue for the 1994 fourth quarter does not include net interest revenue derived from trading activities of approximately $105 million, compared with $53 million in the year-earlier quarter. Most trading-related net interest revenue in the quarter was attributable to debt instruments.
   Corporate finance revenue in 1994 was $434 million, down 18% from $532 million in 1993, reflecting the global slowdown in securities underwriting. The 1994 total includes $124 million in underwriting revenue, versus $245 million in 1993. In the 1994 fourth quarter, corporate finance revenue totaled $122 million, down 23% from $158 million in the corresponding 1993 quarter. Underwriting revenue fell to $32 million from $65 million in the 1993 fourth quarter. Fees from advisory services rose 8% in 1994 to $310 million from $287 million in 1993 and were $90 million in the 1994 fourth quarter compared with $93 million in the year-earlier period.
   Credit-related fees were $204 million in 1994, down 9% from $224 million in 1993 because of lower fees earned from securities lending, standby letters of credit, and commitments. For the 1994 fourth quarter, credit-related fees declined to $44 million from $57 million in the 1993 fourth quarter.
   Investment management fees in 1994 increased 11% to $517 million from $464 million in 1993, benefiting from an increase in assets under management. In the 1994 fourth quarter, investment management fees grew 6% to $130 million from $123 million in the year-earlier quarter.
   Operational service fees in 1994 of $546 million were 11% higher than the $491 million in 1993 and reflected growth in equity and futures brokerage, custody, and clearing. Operational service fees for the 1994 fourth quarter totaled $127 million compared with $132 million in the 1993 fourth quarter.
   Net investment securities gains for 1994 were $122 million compared with gains of $323 million reported in 1993. For the 1994 fourth quarter, net investment securities gains were $23 million compared with gains of $32 million in the prior year's fourth quarter.
   Other revenue rose to $694 million in 1994 from $406 million in 1993. The 1994 total reflected net equity investment securities gains of $606 million, which included the realization of gains on a portion of the firm's holdings in Columbia/HCA Healthcare Corporation common stock. Other revenue for the 1994 fourth quarter was $111 million, compared with $50 million in the year-earlier period. Included in the 1994 fourth quarter were net equity investment securities gains of $97 million.

OPERATING EXPENSES
   Operating expenses totaled $3.692 billion in 1994, slightly above 1993 operating expenses of $3.580 billion. Fourth quarter operating expenses of $963 million were down from the year-earlier quarter's $1.023 billion, which included a special charge of $120 million related to real estate and relocation initiatives. The increase in expenses for the year was primarily due to growth in the number of employees, and higher technology and communications costs associated with the firm's continued investments in its swaps, emerging markets, and equities businesses. At December 31, 1994, staff totaled 17,055 employees versus 15,193 employees at December 31, 1993.

INCOME TAXES
   Income tax expense for the year was $610 million, a decline from $968 million in 1993. Income taxes for the 1994 fourth quarter were $72 million, compared with $220 million in the 1993 fourth quarter. Income tax expense in 1994 is based on an effective tax rate of 33%, down from 1993's effective tax rate of 36%. The lower effective tax rate in 1994 reflects the decline in pretax income. The fourth quarter effective tax rate was 27%, compared with a 36% rate in the year-earlier quarter.

ASSETS
   Total assets were $155 billion at December 31, 1994, unchanged from September 30, 1994. Nonaccrual loans increased by $7 million to $219 million during the fourth quarter as new classifications exceeded charge-offs and loan repayments. No provision for credit losses was deemed necessary in the 1994 fourth quarter or the year. The allowance for credit losses was $1.131 billion at December 31, 1994. (For details, see asset quality tables on page 20.)
   On January 1, 1994, the firm adopted Financial Accounting Standards Board Interpretation No. 39 (FIN No. 39), Offsetting of Amounts Related to Certain Contracts, which increased both assets and liabilities by approximately $13 billion at December 31, 1994. While implementation reduced J.P. Morgan's leverage and other asset-based ratios, net income and the risk-based capital ratios were not affected.

CAPITAL
                             Dec. 31  Sept. 30      Dec.31
                                1994      1994        1993
_______________________________________________________________________
Stockholders' equity ($ in billions)$9.6      $9.7        $9.9
As a percent of total period-end
  assets                         6.2%      6.3 %       7.4%

Risk-based capital ratios:
Tier 1                          9.6*       9.8         9.3
Total                          14.2*      14.7        13.0

Leverage ratio                   6.5       6.5         7.3
_______________________________________________________________________
*Ratios for December 31, 1994, are estimates.  Effective December 31,
1994, the risk-based capital ratios reflect Federal Reserve Board amendments to recognize risk-reducing benefits of bilateral netting arrangements.

   J.P. Morgan's risk-based capital and leverage ratios remain above the minimum standards set by the Federal Reserve Board.

   As of December 31, 1993, the firm adopted SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, which requires that both debt and marketable equity investment securities be carried at fair value.
At December 31, 1994, stockholders' equity included approximately $456 million, reflecting the unrealized appreciation on debt investment securities of $154 million, and $576 million on marketable equity investment securities, net the related deferred tax liability. The unrealized appreciation on debt investment securities decreased $95 million from $249 million at September 30, 1994, mainly because of rising interest rates. The unrealized appreciation on marketable equity investment securities decreased $162 million in the fourth quarter, reflecting both the realization of gains and a decline in market value. The risk-based capital and leverage ratios stated above do not reflect the increase in stockholders' equity caused by the implementation of this standard.
   In accordance with SFAS No. 107, Disclosures about Fair Value of Financial Instruments,
J.P. Morgan estimates that the amount by which the aggregate net fair value of all balance-sheet and off-balance-sheet financial instruments exceeded associated net carrying values at December 31, 1994, was $2.2 billion, compared with $2.4 billion at September 30, 1994, $2.5 billion at June 30, 1994, and $2.6 billion at March 31, 1994 and December 31, 1993. The aggregate net fair value was primarily composed of net loans and asset and liability management swaps.
   As previously reported, the Board of Directors in December declared an increase in the regular quarterly dividend to $0.75 per share from $0.68 per share on the company's common stock for the quarter ended December 31, 1994. The Board also approved the purchase of up to 7 million shares of J.P. Morgan common stock to lessen the dilutive impact on earnings per share of the firm's employee benefit plans. These purchases may be made periodically in 1995 or beyond in the open market or through privately negotiated transactions. The firm purchased approximately 7 million shares in 1994.

                                 #    #    #

   J.P. Morgan is a leading global financial intermediary that has built its business, over 150 years, on a commitment to serve the long-term interests of clients with complex financial needs. Corporations, governments, financial institutions, private firms, nonprofit institutions, and a limited number of individuals throughout the world are our clients. We advise on corporate financial structure; arrange financing in capital and credit markets; underwrite, trade, and invest in an array of currencies and the full range of securities and derivative instruments; serve as investment advisor; and provide selected trust, agency, and operational services.
   On the next two pages is the Financial Summary; financial statements, the trading revenue table, and asset quality tables follow on pages 9 - 20.

FINANCIAL SUMMARY
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
_____
Dollars in millions,
except per share data              Three months ended
                                  ____________________________________
                                                 ______
                                      Dec. 31     Dec. 31   Sept. 30
                                         1994        1993       1994
                                  ____________________________________
                                                 ______
Net income                               $193        $392        $327
Stockholders' equity                    9,568       9,859       9,733
Total assets                          154,917     133,888     154,668

Dividends declared on common              140         132         129
stock
Dividends declared on preferred             5           5           5
stock
_____________________________________________________________________________
______

PER COMMON SHARE (a)
Net income                              $0.96      $ 1.92      $ 1.63
Dividends declared                       0.75        0.68        0.68
Book value (b)                          46.73       47.25       47.36
_____________________________________________________________________________
______
Weighted-average number of
common and                         196,197,704  201,578,167  198,193,982
  common equivalent shares
outstanding
_____________________________________________________________________________
______

SELECTED RATIOS
Annualized rate of return on
average                                  8.11 %      19.03 %      13.85 %
  common stockholders' equity
(c):
As % of period-end total assets:
    Common equity                        5.86        6.99        5.97
    Total equity                         6.18        7.36        6.29
_____________________________________________________________________________
______

REGULATORY CAPITAL RATIOS (d)
Tier 1 risk-based capital ratio
  (estimated for December 31,             9.6 %        9.3 %        9.8 %
1994)(e)
Total risk-based capital ratio
  (estimated for December 31,            14.2        13.0        14.7
1994)(e)
Leverage ratio                            6.5         7.3         6.5
_____________________________________________________________________________
______
Employees at period-end                17,055      15,193      16,514
_____________________________________________________________________________
______

(a) Earnings per share amounts represent both primary and fully diluted earnings per share.

(b) Excluding the impact of SFAS No. 115, book value per common share would have been $44.39, $41.37 and $44.21 for the three months ended December 31, 1994, December 31, 1993 and September 30, 1994, respectively.

(c) Excluding the impact of SFAS No. 115, rate of return on average common stockholders' equity would have been 8.64%, 19.06% and 15.00% for the three months ended December 31, 1994, December 31, 1993 and September 30, 1994, respectively.

(d) In accordance with Federal Reserve Board guidelines, these ratios exclude the equity, assets and off-balance-sheet exposures of J.P. Morgan Securities, Inc. and the effect of SFAS No. 115.

(e) Effective December 31, 1994, the risk-based capital ratios reflect Federal Reserve Board amendments to recognize risk-reducing benefits of bilateral netting arrangements.


FINANCIAL SUMMARY
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
______
Dollars in millions,
except per share data                               Twelve months
                                 ended
                                        _____________________________
                                               December      December
                                                     31            31
                                                   1994          1993
                                        _____________________________

Income before cumulative effect
of                                               $1,215        $1,723
  accounting change
Cumulative effect of change in
method
  of accounting for                                   -         (137)
postretirement
  benefits, net of related
income taxes
_____________________________________________________________________________
______
Net income                                        1,215         1,586
Dividends declared on common                        530           479
stock
Dividends declared on preferred                      20            18
stock
_____________________________________________________________________________
______

PER COMMON SHARE (a)
Income before cumulative effect
of                                                $6.02        $ 8.48
  accounting change
Cumulative effect of change in
method
  of accounting for                                   -        (0.68)
postretirement
  benefits, net of related
income taxes
_____________________________________________________________________________
______
Net income                                         6.02          7.80
Dividends declared                                 2.79          2.48
_____________________________________________________________________________
______
Weighted-average number of
common and                                    199,056,56     201,073,12
  common equivalent shares                            1             5
outstanding
_____________________________________________________________________________
______

SELECTED RATIOS
Rate of return on average common
  stockholders' equity:
    Before cumulative effect of
change                                            12.90 %        22.28 %
      in method of accounting
(b)
    After cumulative effect of
change
      in method of accounting
for                                                   -         20.86
      postretirement benefits,
net
      of related income taxes
_____________________________________________________________________________
______

(a) Earnings per share amounts represent both primary and fully diluted earnings per share.

(b) Excluding the impact of SFAS No. 115, rate of return on average common stockholders' equity would have been 14.18% and 22.29% for the twelve months ended December 31, 1994 and December 31, 1993, respectively.


CONSOLIDATED STATEMENT OF INCOME
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
__________
In millions, except per share data   Three months ended
                                     ___________________________________
                                                                 _______
                                       December      December   Increase
                                             31            31
                                           1994          1993   (Decreas
                                                                      e)
                                     ___________________________________
                                                                 _______
NET INTEREST REVENUE
Interest revenue                         $2,369        $1,830       $539
Interest expense                          1,851         1,353        498
_____________________________________________________________________________
__________
Net interest revenue                        518           477         41

NONINTEREST REVENUE
Trading revenue                             153           606      (453)
Corporate finance revenue                   122           158       (36)
Credit-related fees                          44            57       (13)
Investment management fees                  130           123          7
Operational service fees                    127           132        (5)
Net investment securities gains              23            32        (9)
Other revenue                               111            50         61
_____________________________________________________________________________
__________
Total noninterest revenue                   710         1,158      (448)

Total revenue                             1,228         1,635      (407)

OPERATING EXPENSES
Employee compensation and benefits          501           538       (37)
Net occupancy                                74           178      (104)
Technology and communications               209           150         59
Other expenses                              179           157         22
_____________________________________________________________________________
__________
Total operating expenses                    963         1,023       (60)

Income before income taxes                  265           612      (347)
Income taxes                                 72           220      (148)
_____________________________________________________________________________
__________
Net income                                  193           392      (199)

PER COMMON SHARE (a)
Net income                                $0.96        $ 1.92    ($0.96)
Dividends declared                         0.75          0.68       0.07
_____________________________________________________________________________
__________

(a) Earnings per share amounts represent both primary and fully diluted earnings per share.


CONSOLIDATED STATEMENT OF INCOME
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
__________
In millions, except per share data   Three months
                                     ended
                                     ___________________________________
                                                                 _______
                                       December     September   Increase
                                             31            30
                                           1994          1994   (Decreas
                                                                      e)
                                     ___________________________________
                                                                 _______
NET INTEREST REVENUE
Interest revenue                         $2,369        $2,142       $227
Interest expense                          1,851         1,616        235
_____________________________________________________________________________
__________
Net interest revenue                        518           526        (8)

NONINTEREST REVENUE
Trading revenue                             153           282      (129)
Corporate finance revenue                   122           108         14
Credit-related fees                          44            49        (5)
Investment management fees                  130           133        (3)
Operational service fees                    127           135        (8)
Net investment securities gains              23          (27)         50
(losses)
Other revenue                               111           226      (115)
_____________________________________________________________________________
__________
Total noninterest revenue                   710           906      (196)

Total revenue                             1,228         1,432      (204)

OPERATING EXPENSES
Employee compensation and benefits          501           576       (75)
Net occupancy                                74            68          6
Technology and communications               209           162         47
Other expenses                              179           135         44
_____________________________________________________________________________
__________
Total operating expenses                    963           941         22

Income before income taxes                  265           491      (226)
Income taxes                                 72           164       (92)
_____________________________________________________________________________
__________
Net income                                  193           327      (134)

PER COMMON SHARE (a)
Net income                                $0.96         $1.63    ($0.67)
Dividends declared                         0.75          0.68       0.07
_____________________________________________________________________________
__________

(a) Earnings per share amounts represent both primary and fully diluted earnings per share.


CONSOLIDATED STATEMENT OF INCOME
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
__________
In millions, except per share data   Twelve months ended
                                     ___________________________________
                                                                 _______
                                       December      December   Increase
                                             31            31
                                           1994          1993   (Decreas
                                                                      e)
                                     ___________________________________
                                                                 _______
NET INTEREST REVENUE
Interest revenue                         $8,379        $7,442       $937
Interest expense                          6,398         5,670        728
_____________________________________________________________________________
__________
Net interest revenue                      1,981         1,772        209

NONINTEREST REVENUE
Trading revenue                           1,019         2,059    (1,040)
Corporate finance revenue                   434           532       (98)
Credit-related fees                         204           224       (20)
Investment management fees                  517           464         53
Operational service fees                    546           491         55
Net investment securities gains             122           323      (201)
Other revenue                               694           406        288
_____________________________________________________________________________
___________
Total noninterest revenue                 3,536         4,499      (963)

Total revenue                             5,517         6,271      (754)

OPERATING EXPENSES
Employee compensation and benefits        2,217         2,221        (4)
Net occupancy                               275           391      (116)
Technology and communications               645           512        133
Other expenses                              555           456         99
_____________________________________________________________________________
__________
Total operating expenses                  3,692         3,580        112

Income before income taxes and
cumulative                                1,825         2,691      (866)
  effect of accounting change
Income taxes                                610           968      (358)
_____________________________________________________________________________
__________
Income before cumulative effect of
  accounting change                       1,215         1,723      (508)
Cumulative effect of change in
method of
  accounting for postretirement               -         (137)        137
benefits,
  net of related income taxes
_____________________________________________________________________________
__________
Net income                                1,215         1,586      (371)
_____________________________________________________________________________
__________

PER COMMON SHARE (a)
Income before cumulative effect of
  accounting change                       $6.02        $ 8.48    ($2.46)
Cumulative effect of change in
method of
  accounting for postretirement               -        (0.68)       0.68
benefits,
  net of related income taxes
Net income                                 6.02          7.80     (1.78)
Dividends declared                         2.79          2.48       0.31
_____________________________________________________________________________
__________

(a) Earnings per share amounts represent both primary and fully diluted earnings per share.

CONSOLIDATED BALANCE SHEET
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
_____________
Dollars in millions                                   December    December
                                                            31          31
                                                          1994        1993
                                                    ________________________
                                                    ___
ASSETS
Cash and due from banks                                $  2,210   $  1,008
Interest-earning deposits with banks                      1,362      1,221
Debt investment securities available-for-sale
  carried at fair value                                  22,657     19,547
Trading account assets                                   57,065     41,349
Securities purchased under agreements to resell
($21,170 in                                              21,350     22,706
  1994 and $22,645 in 1993) and federal funds sold
Securities borrowed                                      12,127     10,818
Loans                                                    22,080     24,380
Less: allowance for credit losses                         1,131      1,157
_____________________________________________________________________________
_____________
Net loans                                                20,949     23,223
Customers' acceptance liability                             586        406
Accrued interest and accounts receivable                  5,028      4,938
Premises and equipment                                    3,318      2,978
Less: accumulated depreciation                            1,302      1,125
_____________________________________________________________________________
_____________
Premises and equipment, net                               2,016      1,853
Other assets                                              9,567      6,819
_____________________________________________________________________________
_____________
Total assets                                            154,917    133,888
_____________________________________________________________________________
_____________
LIABILITIES
Noninterest-bearing deposits:
    In offices in the U.S.                                3,693      4,681
    In offices outside the U.S.                             767        839
Interest-bearing deposits:
    In offices in the U.S.                                1,826      2,401
    In offices outside the U.S.                          36,799     32,481
_____________________________________________________________________________
_____________
Total deposits                                           43,085     40,402
Trading account liabilities                              36,407     18,216
Securities sold under agreements to repurchase
($30,179 in                                              35,768     39,412
  1994 and $36,306 in 1993) and federal funds
purchased
Commercial paper                                          3,507      2,573
Other liabilities for borrowed money                     10,900     10,127
Accounts payable and accrued expenses                     6,231      6,416
Liability on acceptances                                    586        413
Long-term debt not qualifying as risk-based capital       3,605      2,817
Other liabilities                                         2,063      1,194
_____________________________________________________________________________
_____________
                                                        142,152    121,570
Long-term debt qualifying as risk-based capital           3,197      2,459
_____________________________________________________________________________
_____________

Total liabilities                                       145,349    124,029

STOCKHOLDERS' EQUITY
Preferred stock (authorized shares: 10,000,000):
  Adjustable rate cumulative preferred stock
(issued and                                                 244        244
    outstanding: 2,444,300)
  Variable cumulative preferred stock (issued and
outstanding:                                                250        250
    250,000)
Common stock, $2.50 par value (authorized shares:
500,000,000;                                                502        499
  issued: 200,668,373 in 1994 and 199,531,757 in
1993)
Capital surplus                                           1,452      1,393
Retained earnings                                         7,044      6,386
Net unrealized gains on investment securities, net          456      1,165
of taxes
Other                                                       367        250
_____________________________________________________________________________
_____________
                                                         10,315     10,187
Less: treasury stock (12,966,917 shares in 1994 and
  6,445,226 shares in 1993) at cost                         747        328
_____________________________________________________________________________
_____________
Total stockholders' equity                                9,568      9,859
_____________________________________________________________________________
_____________
Total liabilities and stockholders' equity              154,917    133,888
_____________________________________________________________________________
_____________

CONSOLIDATED BALANCE SHEET
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
_____________
Dollars in millions                                   December    September
                                                            31           30
                                                          1994        1994
                                                    ________________________
                                                    ___
ASSETS
Cash and due from banks                                $  2,210   $  1,524
Interest-earning deposits with banks                      1,362      2,477
Debt investment securities available-for-sale
  carried at fair value                                  22,657     18,681
Trading account assets                                   57,065     58,347
Securities purchased under agreements to resell
($21,170 in                                              21,350     25,819
  December and $25,748 in September) and federal
funds sold
Securities borrowed                                      12,127     11,517
Loans                                                    22,080     22,582
Less: allowance for credit losses                         1,131      1,133
_____________________________________________________________________________
_____________
Net loans                                                20,949     21,449
Customers' acceptance liability                             586        529
Accrued interest and accounts receivable                  5,028      3,291
Premises and equipment                                    3,318      3,210
Less: accumulated depreciation                            1,302      1,251
_____________________________________________________________________________
_____________
Premises and equipment, net                               2,016      1,959
Other assets                                              9,567      9,075
_____________________________________________________________________________
_____________
Total assets                                            154,917    154,668
_____________________________________________________________________________
_____________
LIABILITIES
Noninterest-bearing deposits:
    In offices in the U.S.                                3,693      3,610
    In offices outside the U.S.                             767        299
Interest-bearing deposits:
    In offices in the U.S.                                1,826      1,848
    In offices outside the U.S.                          36,799     39,800
_____________________________________________________________________________
_____________
Total deposits                                           43,085     45,557
Trading account liabilities                              36,407     37,709
Securities sold under agreements to repurchase
($30,179 in
  December and $31,537 in September) and federal         35,768     33,023
funds
  purchased
Commercial paper                                          3,507      4,304
Other liabilities for borrowed money                     10,900     10,356
Accounts payable and accrued expenses                     6,231      5,742
Liability on acceptances                                    586        529
Long-term debt not qualifying as risk-based capital       3,605      3,051
Other liabilities                                         2,063      1,428
_____________________________________________________________________________
_____________
                                                        142,152    141,699
Long-term debt qualifying as risk-based capital           3,197      3,236
_____________________________________________________________________________
_____________

Total liabilities                                       145,349    144,935

STOCKHOLDERS' EQUITY
Preferred stock (authorized shares: 10,000,000):
  Adjustable rate cumulative preferred stock
(issued and                                                 244        244
    outstanding: 2,444,300)
  Variable cumulative preferred stock (issued and
outstanding:                                                250        250
    250,000)
Common stock, $2.50 par value (authorized shares:
500,000,000;                                                502        502
  issued 200,668,373 in December and 200,667,623 in
September)
Capital surplus                                           1,452      1,456
Retained earnings                                         7,044      7,000
Net unrealized gains on investment securities, net          456        614
of taxes
Other                                                       367        318
_____________________________________________________________________________
_____________
                                                         10,315     10,384
Less: treasury stock (12,966,917 shares in December
and 11,352,101 shares in September) at cost                 747        651
_____________________________________________________________________________
_____________
Total stockholders' equity                                9,568      9,733
_____________________________________________________________________________
_____________
Total liabilities and stockholders' equity              154,917    154,668
_____________________________________________________________________________
_____________

CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
_______________
Dollars in millions,           Three months ended
interest and average rates     ______________________________________________
                               _________
on a taxable-equivalent basis  December 31, 1994       December 31, 1993
                               ______________________________________________
                               _________
                                Avera         Averag    Avera         Averag
                                   ge              e       ge              e
                                balan Intere    rate    balan Intere    rate
                                   ce     st               ce     st
                               ______________________________________________
                               _________
ASSETS
Interest-earning deposits with
banks,                          $2,07    $52    9.92 %  $2,49    $57    9.06 %
  mainly in offices outside         9                       5
the U.S.
Debt investment securities in
  offices in the U.S. (a):
    U.S. Treasury               1,336     24    7.13    1,145     14    4.85
    U.S. state and political
      subdivision               2,205     66   11.88    2,191     69   12.49
    Other                       11,62    160    5.46    8,766    103    4.66
                                    3
Debt investment securities in
offices                         5,267     91    6.85    8,292    145    6.94
  outside the U.S. (a)
Trading account assets:
    In offices in the U.S.      15,13    270    7.08    13,45    187    5.51
                                    4                       8
    In offices outside the      26,44    535    8.03    21,10    343    6.45
U.S.                                5                       0
Securities purchased under
agreements
  to resell and federal funds   31,45    442    5.58    32,16    370    4.56
sold,                               1                       2
  mainly in offices in the
U.S.
Securities borrowed in offices
in                              16,70    213    5.06    14,32     94    2.60
  the U.S.                          3                       9
Loans:
    In offices in the U.S.      7,244    116    6.35    7,879    105    5.29
    In offices outside the      16,14    265    6.51    16,99    314    7.33
U.S.                                0                       2
Other interest-earning assets
(b):
    In offices in the U.S.      1,047    105       *      671     43       *
    In offices outside the        607     61       *      173     16       *
U.S.
_____________________________________________________________________________
_______________
Total interest-earning assets   137,2  2,400    6.94    129,6  1,860    5.69
                                   81                      53
Allowance for credit losses     (1,13                   (1,16
                                   3)                      0)
Cash and due from banks         1,695                   2,264
Other noninterest-earning       32,89                   17,96
assets (c)                          6                       6
_____________________________________________________________________________
_______________
Total assets                    170,7                   148,7
                                   39                      23
_____________________________________________________________________________
_______________

Interest and average rates applying to the following asset categories have been adjusted to a taxable-equivalent basis: Debt investment securities in offices in the U.S., Trading account assets in offices in the U.S., and Loans in offices in the U.S. The applicable tax rate used to determine these adjustments was approximately 41% for the three months ended December 31, 1994 and 1993.

(a) For the three months ended December 31, 1994, average debt investment securities are computed based on historical amortized cost, excluding the effects of SFAS No. 115 adjustments.

(b) Interest revenue includes the effect of certain off-balance-sheet transactions.

(c) For the three months ended December 31, 1994, Other noninterest-earning assets include the impact of adopting FIN No. 39 and SFAS No. 115.

*  Not meaningful

CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS
J.P. Morgan & Co. Incorporated
______________________________________________________________________________
______________
Dollars in millions,           Three months ended
interest and average rates     ______________________________________________
                               _________
on a taxable-equivalent basis  December 31, 1994       December 31, 1993
                               ______________________________________________
                               _________
                                Avera         Averag    Avera         Averag
                                   ge              e       ge              e
                                balan Intere    rate    balan Intere    rate
                                   ce     st               ce     st
                               ______________________________________________
                               _________
LIABILITIES AND STOCKHOLDERS'
EQUITY
Interest-bearing deposits:
    In offices in the U.S.          $ $   23    4.76 %      $ $   30    5.01 %
                                1,918                   2,375
    In offices outside the      41,45    537    5.14    33,06    409    4.91
U.S.                                4                       4
Trading account liabilities:
    In offices in the U.S.      8,703    153    6.97    8,351    100    4.75
    In offices outside the      13,40    241    7.13    8,431    128    6.02
U.S.                                4
Securities sold under
agreements to
  repurchase and federal funds
  purchased, mainly in offices  44,88    592    5.23    49,99    507    4.02
in                                  4                       6
  the U.S.
Commercial paper, mainly in
offices                         4,084     55    5.34    2,603     21    3.20
  in the U.S.
Other interest-bearing
liabilities:
    In offices in the U.S.      9,020    124    5.45    8,010     68    3.37
    In offices outside the      1,986     32    6.39    2,787     35    4.98
U.S.
Long-term debt,
  mainly in offices in the      6,596     94    5.65    5,222     55    4.18
U.S.
_____________________________________________________________________________
_______________
Total interest-bearing          132,0  1,851    5.56    120,8  1,353    4.44
liabilities                        49                      39
Noninterest-bearing deposits:
    In offices in the U.S.      3,384                   4,858
    In offices outside the      1,132                   1,135
U.S.
Other noninterest-bearing
  liabilities (a)               24,52                   13,30
                                    8                       7
_____________________________________________________________________________
_______________
Total liabilities               161,0                   140,1
                                   93                      39
Stockholders' equity            9,646                   8,584
_____________________________________________________________________________
_______________
Total liabilities and
stockholders'                   170,7                   148,7
  equity                           39                      23

Net yield on interest-earning                   1.59                    1.55
assets
_____________________________________________________________________________
_______________
Net interest earnings                    549                     507
_____________________________________________________________________________
_______________

(a) For the three months ended December 31, 1994, Other noninterest-bearing liabilities include the impact of adopting FIN. No. 39.

CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
_______________
Dollars in millions,           Twelve months ended
interest and average rates     ______________________________________________
                               _________
on a taxable-equivalent basis  December 31, 1994       December 31, 1993
                               ______________________________________________
                               _________
                                Avera         Averag    Avera         Averag
                                   ge              e       ge              e
                                balan Intere    rate    balan Intere    rate
                                   ce     st               ce     st
                               ______________________________________________
                               _________
ASSETS
Interest-earning deposits with
banks,                              $ $  197    8.75 %      $ $  235    8.92 %
  mainly in offices outside     2,252                   2,636
the U.S.
Debt investment securities in
  offices in the U.S. (a):
    U.S. Treasury               1,282     79    6.16    2,541    117    4.60
    U.S. state and political
      subdivision               2,215    267   12.05    2,185    276   12.63
    Other                       10,56    547    5.18    8,811    448    5.08
                                    9
Debt investment securities in
offices                         6,010    409    6.81    9,257    696    7.52
  outside the U.S. (a)
Trading account assets:
    In offices in the U.S.      14,63    952    6.51    13,53    755    5.58
                                    2                       4
    In offices outside the      24,03  1,838    7.65    16,98  1,240    7.30
U.S.                                3                       5
Securities purchased under
agreements
  to resell and federal funds   32,24  1,593    4.94    29,86  1,408    4.71
sold,                               7                       9
  mainly in offices in the
U.S.
Securities borrowed in offices
in                              15,61    624    4.00    14,07    408    2.90
  the U.S.                          5                       6
Loans:
    In offices in the U.S.      7,754    438    5.65    8,295    447    5.39
    In offices outside the      16,20    991    6.12    17,95  1,242    6.92
U.S.                                1                       4
Other interest-earning assets
(b):
    In offices in the U.S.        913    269       *      594    199       *
    In offices outside the        646    295       *      165    109       *
U.S.
_____________________________________________________________________________
_______________
Total interest-earning assets   134,3  8,499    6.33    126,9  7,580    5.97
                                   69                      02
Allowance for credit losses     (1,14                   (1,19
                                   3)                      9)
Cash and due from banks         1,790                   2,355
Other noninterest-earning       37,56                   18,12
assets (c)                          5                       2
_____________________________________________________________________________
_______________
Total assets                    172,5                   146,1
                                   81                      80
_____________________________________________________________________________
_______________

Interest and average rates applying to the following asset categories have been adjusted to a taxable-equivalent basis: Debt investment securities in offices in the U.S., Trading account assets in offices in the U.S., and Loans in offices in the U.S. The applicable tax rate used to determine these adjustments was approximately 41% for the twelve months ended December 31, 1994 and 1993.

(a) For the twelve months ended December 31, 1994, average debt investment securities are computed based on historical amortized cost, excluding the effects of SFAS No. 115 adjustments.

(b) Interest revenue includes the effect of certain off-balance-sheet transactions.

(c) For the twelve months ended December 31, 1994, Other noninterest-earning assets include the impact of adopting FIN No. 39 and SFAS No. 115.

*  Not meaningful


CONSOLIDATED AVERAGE BALANCES AND NET INTEREST EARNINGS
J.P. Morgan & Co. Incorporated

______________________________________________________________________________
______________
Dollars in millions,           Twelve months ended
interest and average rates     ______________________________________________
                               _________
on a taxable-equivalent basis  December 31, 1994       December 31, 1993
                               ______________________________________________
                               _________
                                Avera         Averag    Avera         Averag
                                   ge              e       ge              e
                                balan Intere    rate    balan Intere    rate
                                   ce     st               ce     st
                               ______________________________________________
                               _________
LIABILITIES AND STOCKHOLDERS'
EQUITY
Interest-bearing deposits:
    In offices in the U.S.          $ $  101    4.64 %      $ $  126    5.07 %
                                2,175                   2,487
    In offices outside the      37,76  1,845    4.89    31,90  1,793    5.62
U.S.                                8                       6
Trading account liabilities:
    In offices in the U.S.      8,028    510    6.35    8,203    433    5.28
    In offices outside the      11,10    778    7.00    7,052    483    6.85
U.S.                                9
Securities sold under
agreements to
  repurchase and federal funds
  purchased, mainly in offices  48,37  2,196    4.54    49,32  2,055    4.17
in                                  2                       2
  the U.S.
Commercial paper, mainly in
offices                         4,174    182    4.36    3,412    109    3.19
  in the U.S.
Other interest-bearing
liabilities:
    In offices in the U.S.      8,085    365    4.51    8,260    287    3.47
    In offices outside the      2,315    132    5.70    2,908    156    5.36
U.S.
Long-term debt,
  mainly in offices in the      5,901    289    4.90    5,420    228    4.21
U.S.
_____________________________________________________________________________
_______________
Total interest-bearing          127,9  6,398    5.00    118,9  5,670    4.77
liabilities                        27                      70
Noninterest-bearing deposits:
    In offices in the U.S.      3,818                   4,671
    In offices outside the      1,395                   1,265
U.S.
Other noninterest-bearing
  liabilities (a)               29,68                   13,26
                                    4                       4
_____________________________________________________________________________
_______________
Total liabilities               162,8                   138,1
                                   24                      70
Stockholders' equity            9,757                   8,010
_____________________________________________________________________________
_______________
Total liabilities and
stockholders'                   172,5                   146,1
  equity                           81                      80

Net yield on interest-earning                   1.56                    1.51
assets
_____________________________________________________________________________
_______________
Net interest earnings                  2,101                   1,910
_____________________________________________________________________________
_______________

(a) For the twelve months ended December 31, 1994, Other noninterest-bearing liabilities include the impact of adopting FIN. No. 39.

CONSOLIDATED STATEMENT OF CONDITION
Morgan Guaranty Trust Company of New
York
_____________________________________________________________________________
_____________
Dollars in millions                                   December    December
                                                            31          31
                                                          1994        1993
                                                   _______________________
                                                                      ____
ASSETS
Cash and due from banks                               $  2,182     $   943
Interest-earning deposits with banks                     1,605       1,307
Debt investment securities available-for-sale
  carried at fair value                                 21,292      17,306
Trading account assets                                  45,386      31,679
Securities purchased under agreements to resell
  and federal funds sold                                16,562      15,510
Loans                                                   19,397      20,377
Less: allowance for credit losses                        1,025       1,052
_____________________________________________________________________________
_____________
Net loans                                               18,372      19,325
Customers' acceptance liability                            556         406
Accrued interest and accounts receivable                 3,594       4,034
Premises and equipment                                   2,967       2,703
Less: accumulated depreciation                           1,149       1,002
_____________________________________________________________________________
_____________
Premises and equipment, net                              1,818       1,701
Other assets                                             7,360       3,521
_____________________________________________________________________________
_____________
Total assets                                           118,727      95,732
_____________________________________________________________________________
_____________

LIABILITIES
Noninterest-bearing deposits:
    In offices in the U.S.                               3,698       4,603
    In offices outside the U.S.                            770         854
Interest-bearing deposits:
    In offices in the U.S.                               1,480       1,917
    In offices outside the U.S.                         38,566      32,320
_____________________________________________________________________________
_____________
Total deposits                                          44,514      39,694
Trading account liabilities                             30,730      12,894
Securities sold under agreements to repurchase
  and federal funds purchased                           22,099      22,310
Other liabilities for borrowed money                     5,320       5,451
Accounts payable and accrued expenses                    2,902       4,491
Liability on acceptances                                   556         413
Long-term debt not qualifying as risk-based              1,968         918
capital
Other liabilities                                        2,080         869
_____________________________________________________________________________
_____________
                                                       110,169      87,040
Long-term debt qualifying as risk-based capital          1,249       1,756
_____________________________________________________________________________
_____________
Total liabilities                                      111,418      88,796

STOCKHOLDER'S EQUITY
Preferred stock, $100 par value
  (authorized shares: 2,500,000)                             -           -
Common stock, $25 par value
  (authorized and outstanding shares: 10,000,000)          250         250
Surplus                                                  2,670       2,170
Undivided profits                                        4,266       4,042
Net unrealized gains on investment securities,             124         477
net of taxes
Foreign currency translation                               (1)         (3)
_____________________________________________________________________________
_____________
Total stockholder's equity                               7,309       6,936
_____________________________________________________________________________
_____________
Total liabilities and stockholder's equity             118,727      95,732
_____________________________________________________________________________
_____________

Member of the Federal Reserve System and the Federal Deposit Insurance Corporation.


TRADING REVENUE
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
_____
Dollars in millions

                               Fourth Quarter          Twelve months
                                1994       1993       1994      1993
_____________________________________________________________________________
_____
Swaps and other interest rate
  contracts                     $144       $143       $663      $797

Debt instruments                 (72)      319          41       821

Foreign exchange, spot and
  option contracts                 78       48         131       179

Equities, commodities, and
  other                            3        96         184       262
_____________________________________________________________________________
_____
Total trading revenue            153       606        1,019    2,059
_____________________________________________________________________________
_____


ASSET QUALITY
J.P. Morgan & Co. Incorporated
_____________________________________________________________________________
_____


NONPERFORMING ASSETS
                                     Dec. 31       Sept. 30      Dec. 31
Dollars in millions                 1994           1994         1993
_____________________________________________________________________________
_____
Nonaccrual loans:
   Commercial and industrial        $136           $148         $182
   Other                              81             62           92
____________________________________
______________________________________________
                                     217            210          274

Restructuring countries                2              2            8
_____________________________________________________________________________
_____

Total nonaccrual loans               219            212          282

Other nonperforming assets             1              2           13
_____________________________________________________________________________
_____
Total nonperforming assets           220            214          295
_____________________________________________________________________________
_____


ALLOWANCE FOR CREDIT LOSSES
                                 Dec. 31               Sept. 30       Dec. 31
Dollars in millions                 1994           1994         1993
_____________________________________________________________________________
_____
Allowance for credit losses       $1,131         $1,133       $1,157
_____________________________________________________________________________
_____

                               Fourth Quarter         Twelve Months
                                1994     1993         1994     1993
_____________________________________________________________________________
_____
Charge-offs:
   Commercial and industrial   ($7)     ($16)        ($37)    ($82)
   Restructuring countries      (1)       (3)         (18)     (37)
   Other                        (5)       (9)         (17)     (41)
Recoveries                       11        22           45       60
_____________________________________________________________________________
_____
